                                                                                                                                                                                EXHIBIT 32.1

EX-32.1 CERTIFICATION OF MICHAEL J. PECORA

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION

906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Unilens Vision Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael J. Pecora, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

Date: May 15, 2015

/s/ Michael J. Pecora
Michael J. Pecora
President/Chief Executive Officer